Term Sheet
GMAC RFC (GRAPHIC OMITTED) RALI Series 2005-QA12 Trust
$265,266,000 (Approximate)
Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA12
Residential Accredit Loans, Inc. Depositor Residential Funding Corporation. Master Servicer

CITIGROUP (GRAPHIC OMITTED)

 November 21, 2005

_________________________________________________________________________________________________________________________________________________________

The information herein has been information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information. All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein in any state where such offer or solicitation is not permitted. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Citigroup Global Markets Inc. Trading Desk At (212) 723-6217. This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217. ________________________________________________________________________________________________________________________________________________________________________________________________________

Structure
Class	Size ($)	Description	Class Type	Rating (Moody's/S&P)
CB-I	[TBD]	Group I (3/1 and 3/6 Conforming Mortgage Loans)	Senior	Aaa/AAA
NB-I	[TBD]	Group II (3/1 and 3/6 Jumbo Mortgage Loans)	Senior	Aaa/AAA
CB-II	[TBD]	Group III (5/1 and 5/6 Conforming Mortgage Loans)	Senior	Aaa/AAA
NB-II	[TBD]	Group IV (5/1 and 5/6 Jumbo Mortgage Loans)	Senior	Aaa/AAA
A-III	[TBD]	Group V (7/1 and 7/6 Conforming and Jumbo Mortgage Loans)	Senior	Aaa/AAA
R	100	TBD	Residual	-/AAA
M-1*
M-2*
M-3*
B-1*
B-2*
B-3*

*These classes of certificates are not offered pursuant to this termsheet.

Citigroup Key Contacts
Name:	Telephone:	E-Mail:
Trading:
Brian Delany Director	(212) 723-6217	brian.delany@citigroup.com
Banking:
Pete Steinmetz Director	(212) 723-6391	peter.d.steinmetz@citigroup.com
Jon Riber Associate	(212) 723-9937	jonathan.riber@citigroup.com
Scott Schundler Analyst	(212) 723-9568	scott.schundler@citigroup.com
Kathryn Ebner Analyst	(212) 723-6879	kathryn.ebner@citigroup.com
Structuring:
Oleg Saitskiy Associate	(212) 723-4589	oleg.saitskiy@citigroup.com
James Vosotas Analyst	(212) 723-5293	james.vosotas@citigroup.com

Transaction Overview
The Offered Certificates:

Approximately $285,232,732 adjustable Class CB-I, Class NB-I, Class CB-II, Class NB-II and Class A-III Certificates (referred to as the "Offered Certificates" or "Senior Certificates"). The Offered Certificates are backed by hybrid adjustable-rate first-lien residential mortgage loans that adjust following fixed periods of three, five or seven years.

Cut-Off Date:	November 1, 2005
Settlement Date:	On or about November 29, 2005
First Distribution Date:	December 26, 2005
Depositor:	Residential Accredit Loans, Inc., an affiliate of Residential Funding Corporation.
Master Servicer:	Residential Funding Corporation.
Underwriter:	Citigroup Global Markets Inc.
The Mortgage Pool:

The mortgage loans to be deposited into the trust consist of five loan groups (together referred to as the "Mortgage Loans"). Loan group I (referred to as the "Group I Mortgage Loans") consists of hybrid adjustable-rate conforming mortgage loans with initial fixed periods of three years. Loan group II (referred to as the "Group II Mortgage Loans") consists of hybrid adjustable-rate jumbo mortgage loans with initial fixed periods of three years. Loan group III (referred to as the "Group III Mortgage Loans") consists of hybrid adjustable-rate conforming mortgage loans with initial fixed periods of five years. Loan group IV (referred to as the "Group IV Mortgage Loans") consists of hybrid adjustable-rate jumbo mortgage loans with initial fixed periods of five years. Loan group V (referred to as the "Group V Mortgage Loans") consists of hybrid adjustable-rate conforming and jumbo mortgage loans with initial fixed periods of seven years.

Structure:	Senior/Subordinate
Non-Offered Certificates:

Class M-1, Class M-2, and Class M-3 Certificates (the "Class M Certificates"); Class B-1, Class B-2 and Class B-3 Certificates (the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates").

Interest Payments:	The Offered Certificates will bear interest at an adjustable rate (the "Pass-Through Rate") equal to the weighted average of the net mortgage rates on the related mortgage loans.

Transaction Overview
Credit Enhancement:	Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure.
Subordination:	Class	Ratings Moody's/S&P	Credit Enhancement Levels
	CB-I, NB-I, CB-II, NB-II, A-III, R	Aaa/AAA	7.00%* (+/- 0.25%)
*The credit enhancement levels are preliminary and subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
Payment Priority:

Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Available Funds:

  Payment of interest, concurrently, (i) to the holders of the Class CB-I Certificates from available funds in Group I (and on the first Distribution Date to the Class R Certificates) in an amount equal to interest accrued on its certificate principal balance at its respective Pass-Through Rate, (ii) to the holders of the Class NB-I Certificates from available funds in Group II in an amount equal to interest accrued on its certificate principal balance at its respective Pass-Through Rate, (iii) to the holders of the Class CB-II Certificates from available funds in Group III in an amount equal to interest accrued on its certificate principal balance at its respective Pass-Through Rate, (iii) to the holders of the Class NB-II Certificates from available funds in Group IV in an amount equal to interest accrued on its certificate principal balance at its respective Pass-Through Rate, (iii) to the holders of the Class A-III Certificates from available funds in Group V in an amount equal to interest accrued on its certificate principal balance at its respective Pass-Through Rate; and

  Payment of principal, concurrently, (i) to the holders of the Class CB-I Certificates (and on the first Distribution Date to the Class R Certificates) its allocable share of principal, (ii) to the holders of the Class NB-I Certificates its allocable share of principal, (iii) to the holders of the Class CB-II Certificates its allocable share of principal, (iv) to the holders of the Class NB-II Certificates its allocable share of principal, and (v) to the holders of the Class A-III Certificates its allocable share of principal; and

  Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class M-1, so each Subordinate certificate shall receive interest accrued on its certificate principal balance at the Pass-Through Rate for that class of certificates, and such class' allocable share of principal.

Allocation of Losses:

Realized losses on the Mortgage Loans will be allocated to the Subordinate Certificates in order of their reverse numerical class designations, until the certificate principal balance of each Subordinate Certificate has been reduced to zero.

Cross-Collateralization:	The Senior Certificates will be cross-collateralized.

Transaction Overview
Shifting Interest:

The Senior Certificates will be entitled to receive 100% of the prepayments on the Group I, Group II and Group III Mortgage Loans until November 2012. After such time and provided that (i) the principal balance of the Group I Group II, Group III, Group IV and Group V Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date, the Subordinate Certificates will receive increasing portions of principal prepayments from the mortgage loans. The prepayment percentages on the Subordinate Certificates are as follows:

December 2005 - November 2012 0% of their pro rata share

December 2012 - November 2013 30% of their pro rata share

December 2013 - November 2014 40% of their pro rata share

December 2014 - November 2015 60% of their pro rata share

December 2015 - November 2016 80% of their pro rata share

December 2016 - and after 100% of their pro rata share

In addition, if (i) the Subordinate Certificate percentage increases to more than twice the Subordinate Certificate percentage as of the Cut-Off Date, (ii) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal balance of the Subordinate Certificates does not exceed 50% and (iii) (a) prior to 3 years, cumulative realized losses on the mortgage loans do not exceed 20% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 50% of their pro rata share of principal prepayments from the mortgage loans or (b) after 3 years, cumulative realized losses on the mortgage loans do not exceed 30% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 100% of their pro rata share of principal prepayments from the mortgage loans.

Call Provision:

At its option, the Master Servicer may purchase all of the mortgage loans (and properties acquired on behalf of the trust) when the mortgage loans remaining in the trust as of the last day of the related collection period, have been reduced to less than 10% of the principal balance of the mortgage loans as of the Cut-off Date. The Offered Certificates will be redeemed at par plus accrued interest.

Distribution Date:

Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in December 2005.

Transaction Overview
P&I Advances:	The Master Servicer is required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable.
Compensating Interest:

The Master Servicer will be obligated to pay an amount equal to the lesser of (i) the aggregate Prepayment Interest Shortfall and (ii) the lesser of (x) the product of (a) 1/12th of 0.125% and (b) the aggregate scheduled principal balance of the mortgage loans for such Distribution Date and (y) the sum of the master servicing fee payable to the Master Servicer for its master servicing activities and reinvestment income received by the master servicer on amounts payable with respect to that distribution date.

Underwriting Standards:	The Mortgage Loans were underwritten generally to the applicable guidelines of Residential Funding Corporation as more fully described in the prospectus supplement.
Legal Structure:	Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.
SMMEA Considerations:	The Offered Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA).
ERISA Considerations:

The Offered Certificates are expected to be ERISA eligible as of the Closing Date. Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the certificates.

Form of Registration:	The Offered Certificates will be issued in book-entry form through DTC.
Minimum Denominations:	The Offered Certificates will be issued with a minimum denomination of $25,000 and integral multiples of $1 in excess thereof.

Group I - Conforming 3/1s and 3/6s: Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date

	Summary Statistics		Tolerances

Number of Mortgage Loans:	383
Aggregate Original Principal Balance:	$78,367,121.00		(+/-) 7%
Aggregate Current Principal Balance:	$78,321,924.17		(+/-) 7%
Average Original Loan Balance:	$204,613.89		Approx.
Average Current Loan Balance:	$204,495.89		Approx.
Percent of Interest Only Loans:	72.09%		Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	11.44%		Approx.
Wtd. Avg. Net/Gross Coupon:	5.806% / 6.113%		(+/-) 7 bps
GWAC Range:	4.250% / 7.375%		Approx.
Index:	1yrLIBOR	71.39%	Approx.
	6moLIBOR	28.61%	Approx.
Wtd. Avg. Net/Gross Margin by Index:	1yrLIBOR	2.767% / 3.067%	(+/-) 7 bps
	6moLIBOR	2.711% / 3.036%	(+/-) 7 bps
Reset Frequency:	Annually	71.39%	Approx.
	Semiannually	28.61%	Approx.
Wtd. Avg. Original Term (months):	360
Wtd. Avg. Remaining Term (months):	359		(+/-) 1 month
Wtd. Avg. Months to Roll:	35		(+/-) 1 month
Wtd. Avg. Next Change Date:	Sept. 24, 2008		Approx.
Initial Cap:	2.000	77.61%	Approx.
	3.000	4.56%	Approx.
	6.000	17.82%	Approx.
Periodic Cap:	1.000	13.62%	Approx.
	2.000	86.38%	Approx.
Wtd. Avg. Min. Mortgage Net/Gross Rate:	2.751% / 3.058%		(+/-) 7 bps
Wtd. Avg. Max. Mortgage Net/Gross Rate:	11.797% / 12.105%		(+/-) 7 bps
Wtd. Avg. Original LTV:	78.09%		Approx.
Wtd. Avg. Combined LTV:	88.61%		Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	719		Approx.
Geographic Distribution: (>5%)	California	18.49%	Approx.
	Florida	10.58%	Approx.
	Washington	9.47%	Approx.
	Arizona	9.15%	Approx
	Virginia	8.71%	Approx.
	Colorado	7.25%	Approx.

ANNEX I
MORTGAGE LOAN STATISTICAL INFORMATION

Credit Score Distribution of the Group I Loans
Credit Score Range	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
620 - 639	8	$1,486,130	1.90%	$185,766	75.91%
640 - 659	17	3,251,203	4.15	191,247	76.10
660 - 679	32	6,270,542	8.01	195,954	74.75
680 - 699	80	15,602,744	19.92	195,034	78.24
700 - 719	70	14,533,972	18.56	207,628	77.38
720 - 739	58	12,316,300	15.73	212,350	78.78
740 - 759	51	10,565,127	13.49	207,159	79.63
760 - 779	41	8,779,366	11.21	214,131	77.77
780 - 799	21	4,565,048	5.83	217,383	82.99
800 or greater	5	951,492	1.21	190,298	71.93
Total Average or Weighted Average	383	$78,321,924	100.00%	$204,496	78.09%

As of the cut-off date, the weighted average credit score of the Group I Loans will be approximately 719.

Original Mortgage Loan Principal Balances of the Group I Loans
Original Mortgage Loan Balance ($)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	27	$2,257,889	2.88%	$83,626	718	80.32%
100,001 to 200,000	179	27,355,063	34.93	152,822	715	77.79
200,001 to 300,000	123	30,498,193	38.94	247,953	716	77.94
300,001 to 400,000	52	17,201,579	21.96	330,800	729	78.73
400,001 to 500,000	1	496,800	0.63	496,800	778	80.00
500,001 to 600,000	1	512,400	0.65	512,400	688	70.00
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

Net Mortgage Rates of the Group I Loans

Net Mortgage Rates (%)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.500 - 3.999	1	$222,807	0.28%	$222,807	691	50.00%
4.000 - 4.499	7	1,525,439	1.95	217,920	701	71.87
4.500 - 4.999	19	3,771,615	4.82	198,506	721	71.93
5.000 - 5.499	66	14,293,386	18.25	216,566	727	77.30
5.500 - 5.999	146	31,055,511	39.65	212,709	720	78.50
6.000 - 6.499	102	20,007,718	25.55	196,154	711	78.09
6.500 - 6.999	27	5,231,187	6.68	193,748	719	81.02
7.000 - 7.499	15	2,214,262	2.83	147,617	715	88.08
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group I Loans will be approximately 5.8062% per annum.

Mortgage Rates of the Group I Loans
Mortgage Rates (%)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	1	$222,807	0.28%	$222,807	691	50.00%
4.500 - 4.999	7	1,525,439	1.95	217,920	701	71.87
5.000 - 5.499	26	5,412,816	6.91	208,185	724	73.77
5.500 - 5.999	110	23,690,455	30.25	215,368	725	77.84
6.000 - 6.499	140	29,528,197	37.70	210,916	718	78.43
6.500 - 6.999	68	12,816,487	16.36	188,478	709	78.64
7.000 - 7.499	31	5,125,724	6.54	165,346	716	83.50
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

As of the cut-off date, the weighted average mortgage rate of the Group I Loans will be approximately 6.1132% per annum.

Original Loan-to-Value Ratios of the Group I Loans
Original Loan-to-Value Ratio (%)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score
00.01 - 50.00	7	$1,288,507	1.65%	$184,072	715
50.01 - 55.00	7	1,317,299	1.68	188,186	705
55.01 - 60.00	8	1,520,420	1.94	190,052	689
60.01 - 65.00	7	1,513,484	1.93	216,212	724
65.01 - 70.00	19	4,180,901	5.34	220,047	718
70.01 - 75.00	31	6,977,523	8.91	225,081	709
75.01 - 80.00	263	54,375,362	69.43	206,750	719
80.01 - 85.00	4	855,567	1.09	213,892	711
85.01 - 90.00	25	3,631,026	4.64	145,241	729
90.01 - 95.00	12	2,661,835	3.40	221,820	751
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719

The weighted average loan-to-value ratio at origination of the Group I Loans will be approximately 78.09%.

Geographic Distribution of Mortgaged Properties of the Group I Loans
State	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alaska	3	$831,460	1.06%	$277,153	747	80.00%
Alabama	3	461,842	0.59	153,947	709	83.03
Arkansas	2	313,200	0.40	156,600	673	80.00
Arizona	33	7,169,297	9.15	217,251	703	79.39
California	52	14,480,665	18.49	278,474	718	76.87
Colorado	30	5,674,799	7.25	189,160	708	79.48
Connecticut	1	266,000	0.34	266,000	728	75.00
District of Columbia	2	502,763	0.64	251,381	744	80.00
Delaware	1	138,000	0.18	138,000	663	59.00
Florida	46	8,284,385	10.58	180,095	724	75.07
Georgia	10	1,426,785	1.82	142,679	739	79.87
Iowa	1	123,948	0.16	123,948	699	80.00
Idaho	6	922,432	1.18	153,739	737	78.32
Illinois	9	1,862,137	2.38	206,904	705	74.42
Indiana	2	630,882	0.81	315,441	735	80.00
Kansas	2	390,850	0.50	195,425	723	84.56
Kentucky	3	486,600	0.62	162,200	704	76.16
Louisiana	4	505,803	0.65	126,451	747	83.63
Massachusetts	1	153,440	0.20	153,440	774	80.00
Maryland	10	2,598,350	3.32	259,835	691	77.45
Michigan	17	2,598,394	3.32	152,847	741	80.74
Minnesota	8	1,568,479	2.00	196,060	735	80.00
Missouri	4	702,000	0.90	175,500	698	69.03
Mississippi	2	222,119	0.28	111,060	736	80.00
North Carolina	5	715,345	0.91	143,069	729	81.46
Nebraska	1	191,250	0.24	191,250	672	85.00
New Hampshire	2	259,650	0.33	129,825	701	80.00
New Jersey	13	3,224,193	4.12	248,015	753	76.33
New Mexico	3	422,129	0.54	140,710	701	91.00
Nevada	4	1,022,178	1.31	255,545	738	83.16
New York	1	333,750	0.43	333,750	688	75.00
Ohio	3	296,100	0.38	98,700	706	84.41
Oregon	4	731,670	0.93	182,917	727	71.34
Pennsylvania	3	516,177	0.66	172,059	721	80.00
Rhode Island	3	740,850	0.95	246,950	759	87.60
South Carolina	5	545,297	0.70	109,059	708	83.03
South Dakota	1	182,070	0.23	182,070	694	80.00
Tennessee	2	306,089	0.39	153,045	699	78.66
Texas	6	1,162,215	1.48	193,703	723	81.71
Utah	3	271,943	0.35	90,648	750	83.69
Virginia	26	6,822,800	8.71	262,415	717	77.45
Vermont	1	259,715	0.33	259,715	747	80.00
Washington	41	7,418,602	9.47	180,942	712	78.07
Wisconsin	2	324,632	0.41	162,316	745	80.00
West Virginia	1	159,200	0.20	159,200	669	80.00
Wyoming	1	101,440	0.13	101,440	724	79.00
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

No more than 1.0% of all of the mortgage loans will be secured by mortgaged properties located in any one zip code area in Florida and no more than 0.9% of the mortgage loans will be secured by mortgaged properties located in any one zip code area outside Florida.

Mortgage Loan Purpose of the Group I Loans
Loan Purpose	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	252	$51,084,856	65.22%	$202,718	724	80.22%
Rate/Term Refinance	47	8,302,745	10.60	176,654	708	75.87
Equity Refinance	84	18,934,324	24.17	225,409	708	73.31
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

Mortgage Loan Documentation Types of the Group I Loans
Documentation Type	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	139	$25,366,594	32.39%	$182,493	716	79.76%
Reduced Documentation	244	52,955,330	67.61	217,030	720	77.29
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

No more than 20.0% of such reduced loan documentation Group I Loans will be secured by mortgaged properties located in California. For purposes of the above table, reduced documentation includes mortgage loans which were underwritten under a no stated income or no income/no asset program.

Occupancy Types of the Group I Loans
Occupancy	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	321	$66,649,073	85.10%	$207,630	717	78.39%
Second/Vacation	4	758,558	0.97	189,640	729	75.47
Non-Owner Occupied	58	10,914,293	13.94	188,177	728	76.43
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

Mortgaged Property Types of the Group I Loans

Property Type	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	217	$44,632,140	56.99%	$205,678	716	77.64%
Planned Unit Developments (detached)	62	13,064,363	16.68	210,716	712	77.37
Condo Low-Rise (less than 5 stories)	58	10,721,234	13.69	184,849	726	79.66
Two-to-four family units	18	4,418,059	5.64	245,448	742	78.51
Planned Unit Developments (attached)	15	2,812,014	3.59	187,468	721	80.35
Condo Mid-Rise (5 to 8 stories)	6	1,194,010	1.52	199,002	740	77.30
Townhouse	4	772,198	0.99	193,050	704	80.00
Condo High-Rise (9 stories or more)	3	707,908	0.90	235,969	731	83.25
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

Note Margins of the Group I Loans
Note Margins (%)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.875	1	$131,730	0.17%	$131,730	676	80.00%
2.250	74	16,167,548	20.64	218,480	714	79.87
2.750	9	1,693,250	2.16	188,139	713	79.69
3.250	259	51,711,947	66.02	199,660	719	77.82
3.500	40	8,617,449	11.00	215,436	724	76.00
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

As of the cut-off date, the weighted average note margin of the Group I Loans will be approximately 3.0580% per annum.

Maximum Mortgage Rates of the Group I Loans
Maximum Mortgage Rates (%)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
10.000 - 10.999	8	$1,894,023	2.42%	$236,753	705	70.63%
11.000 - 11.999	139	29,429,394	37.57	211,722	725	77.07
12.000 - 12.999	205	41,872,784	53.46	204,257	715	78.48
13.000 - 13.999	31	5,125,724	6.54	165,346	716	83.50
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

As of the cut-off date, the weighted average maximum mortgage rate of the Group I Loans will be approximately 12.1045% per annum.

Minimum Mortgage Rates of the Group I Loans
Minimum Mortgage Rates (%)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.000 - 1.999	1	$131,730	0.17%	$131,730	676	80.00%
2.000 - 2.999	83	17,860,798	22.80	215,190	714	79.85
3.000 - 3.999	299	60,329,396	77.03	201,771	720	77.56
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

As of the cut-off date, the weighted average minimum mortgage rate of the Group I Loans will be approximately 3.0580% per annum.

Next Interest Rate Adjustment Dates of the Group I Loans
Next Interest Rate Adjustment Date	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
June 2007	1	$252,000	0.32%	$252,000	737	80.00%
September 2007	1	297,626	0.38	297,626	792	70.00
December 2007	1	199,000	0.25	199,000	699	80.00
March 2008	2	423,661	0.54	211,831	707	80.00
April 2008	6	1,287,129	1.64	214,521	728	74.81
May 2008	9	1,705,013	2.18	189,446	703	72.79
June 2008	6	1,701,895	2.17	283,649	737	73.11
July 2008	14	2,494,384	3.18	178,170	734	80.38
August 2008	9	1,372,041	1.75	152,449	728	80.00
September 2008	36	7,831,465	10.00	217,541	722	79.61
October 2008	112	23,723,180	30.29	211,814	723	77.51
November 2008	186	37,034,532	47.29	199,110	713	78.52
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the Group I Loans will be approximately 35 months.

Indices of the Group I Loans
Index	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
ONE YR LIBOR	283	$55,910,411	71.39%	$197,563	718	78.78%
SIX MO LIBOR	100	22,411,513	28.61	224,115	721	76.35
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

Remaining Term to Maturity of the Group I Loans
Remaining Term (months)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
343	1	$252,000	0.32%	$252,000	737	80.00%
346	1	297,626	0.38	297,626	792	70.00
349	1	199,000	0.25	199,000	699	80.00
352	2	423,661	0.54	211,831	707	80.00
353	6	1,287,129	1.64	214,521	728	74.81
354	9	1,705,013	2.18	189,446	703	72.79
355	6	1,701,895	2.17	283,649	737	73.11
356	14	2,494,384	3.18	178,170	734	80.38
357	9	1,372,041	1.75	152,449	728	80.00
358	36	7,831,465	10.00	217,541	722	79.61
359	112	23,723,180	30.29	211,814	723	77.51
360	186	37,034,532	47.29	199,110	713	78.52
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

First Interest Rate Cap of the Group I Loans

First Interest Rate Cap (%)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000	303	$60,789,102	77.61%	$200,624	717	78.34%
3.000	15	3,574,387	4.56	238,292	720	78.78
6.000	65	13,958,435	17.82	214,745	724	76.80
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

Periodic Rate Caps of the Group I Loans
Periodic Rate Cap (%)	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000	46	$10,666,805	13.62%	$231,887	716	75.30%
2.000	337	67,655,119	86.38	200,757	719	78.53
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

Amortization Type of the Group I Loans
Amortization Type	Number of Group I Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fully Amortizing	115	$21,862,825	27.91%	$190,112	715	76.04%
Initial Interest Only Period-3 Years	37	8,167,128	10.43	220,733	722	79.16
Initial Interest Only Period-10 Years	231	48,291,971	61.66	209,056	719	78.84
Total, Average or Weighted Average	383	$78,321,924	100.00%	$204,496	719	78.09%

Group II - Non-Conforming 3/1s and 3/6s: Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date

	Summary Statistics		Tolerances

Number of Mortgage Loans:	98
Aggregate Original Principal Balance:	$51,749,173.00		(+/-) 7%
Aggregate Current Principal Balance:	$51,715,978.62		(+/-) 7%
Average Original Loan Balance:	$528,052.79		Approx.
Average Current Loan Balance:	$527,714.07		Approx.
Percent of Interest Only Loans:	82.61%		Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	15.82%		Approx.
Wtd. Avg. Net/Gross Coupon:	5.761% / 6.071%		(+/-) 7 bps
GWAC Range:	4.875% / 7.375%		Approx.
Index:	1yrLIBOR	54.79%	Approx.
	6moLIBOR	45.21%	Approx.
Wtd. Avg. Net/Gross Margin by Index:	1yrLIBOR	2.705% / 3.008%	(+/-) 7 bps
	6moLIBOR	2.621% / 2.941%	(+/-) 7 bps
Reset Frequency:	Annually	54.79%	Approx.
	Semiannually	45.21%	Approx.
Wtd. Avg. Original Term (months):	360
Wtd. Avg. Remaining Term (months):	358		(+/-) 1 month
Wtd. Avg. Months to Roll:	34		(+/-) 1 month
Wtd. Avg. Next Change Date:	Sept. 10, 2008		Approx.
Initial Cap:	2.000	58.43	Approx.
	3.000	7.32	Approx.
	4.000	1.55	Approx.
	5.000	0.74	Approx.
	6.000	31.96	Approx.
Periodic Cap:	1.000	23.52	Approx.
	2.000	76.48	Approx.
Wtd. Avg. Min. Mortgage Net/Gross Rate:	2.690% / 2.956%		(+/-) 7 bps
Wtd. Avg. Max. Mortgage Net/Gross Rate:	11738% / 12.049%		(+/-) 7 bps
Wtd. Avg. Original LTV:	76.58%		Approx.
Wtd. Avg. Combined LTV:	85.32%		Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	721		Approx.
Geographic Distribution: (>5%)	California	45.73%	Approx.
	Virginia	13.24%	Approx.
	Maryland	5.71%	Approx.
	South Carolina	5.03%	Approx

Credit Score Distribution of the Group II Loans
Credit Score Range	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
620 - 639	2	$1,209,000	2.34%	$604,500	74.62%
640 - 659	4	1,897,668	3.67	474,417	78.90
660 - 679	9	4,514,135	8.73	501,571	75.65
680 - 699	19	10,002,695	19.34	526,458	76.07
700 - 719	12	7,679,666	14.85	639,972	76.86
720 - 739	21	10,126,735	19.58	482,225	77.93
740 - 759	14	7,085,666	13.70	506,119	77.00
760 - 779	10	5,481,162	10.60	548,116	71.60
780 - 799	5	2,783,850	5.38	556,770	83.54
800 or greater	2	935,400	1.81	467,700	72.62
Total Average or Weighted Average	98	$51,715,979	100.00%	$527,714	76.58%

As of the cut-off date, the weighted average credit score of the Group II Loans will be approximately 721.

Original Mortgage Loan Principal Balances of the Group II Loans
Original Mortgage Loan Balance ($)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
300,001 to 400,000	24	$9,175,856	17.74%	$382,327	719	79.65%
400,001 to 500,000	38	16,674,766	32.24	438,810	722	78.62
500,001 to 600,000	16	8,710,636	16.84	544,415	723	78.88
600,001 to 700,000	7	4,498,085	8.70	642,584	712	72.24
700,001 to 800,000	3	2,328,000	4.50	776,000	753	80.00
800,001 to 900,000	3	2,616,350	5.06	872,117	716	74.47
900,001 to 1,000,000	5	4,978,747	9.63	995,749	723	66.16
1,200,001 to 1,300,000	1	1,233,539	2.39	1,233,539	697	75.00
1,400,001 to 1,500,000	1	1,500,000	2.90	1,500,000	700	69.00
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

Net Mortgage Rates of the Group II Loans
Net Mortgage Rates (%)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	1	$532,005	1.03%	$532,005	736	80.00%
4.500 - 4.999	8	4,108,082	7.94	513,510	715	75.57
5.000 - 5.499	16	7,579,808	14.66	473,738	708	78.03
5.500 - 5.999	44	22,366,254	43.25	508,324	721	76.72
6.000 - 6.499	26	15,181,629	29.36	583,909	732	75.55
6.500 - 6.999	2	1,558,999	3.01	779,500	686	78.08
7.000 - 7.499	1	389,200	0.75	389,200	661	80.00
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group II Loans will be approximately 5.7606% per annum.

Mortgage Rates of the Group II Loans
Mortgage Rates (%)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.500 - 4.999	1	$532,005	1.03%	$532,005	736	80.00%
5.000 - 5.499	11	5,535,266	10.70	503,206	712	76.71
5.500 - 5.999	30	14,603,714	28.24	486,790	724	77.63
6.000 - 6.499	39	20,808,191	40.24	533,543	723	76.41
6.500 - 6.999	15	9,288,602	17.96	619,240	722	74.66
7.000 - 7.499	2	948,200	1.83	474,100	646	80.00
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

As of the cut-off date, the weighted average mortgage rate of the Group II Loans will be approximately 6.0715% per annum.

Original Loan-to-Value Ratios of the Group II Loans
Original Loan-to-Value Ratio (%)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score
55.01 - 60.00	3	$2,379,998	4.60%	$793,333	752
60.01 - 65.00	5	3,718,075	7.19	743,615	718
65.01 - 70.00	7	4,246,434	8.21	606,633	706
70.01 - 75.00	6	4,205,289	8.13	700,881	702
75.01 - 80.00	73	35,402,755	68.46	484,969	722
80.01 - 85.00	1	479,868	0.93	479,868	642
85.01 - 90.00	2	889,560	1.72	444,780	778
90.01 - 95.00	1	394,000	0.76	394,000	783
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721

The weighted average loan-to-value ratio at origination of the Group II Loans will be approximately 76.58%.

Geographic Distribution of Mortgaged Properties of the Group II Loans
State	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alabama	1	$360,000	0.70%	$360,000	688	80.00%
Arizona	3	2,529,889	4.89	843,296	708	77.56
California	49	23,651,537	45.73	482,684	722	76.90
Connecticut	1	479,868	0.93	479,868	642	85.00
District of Columbia	2	1,010,200	1.95	505,100	777	75.70
Florida	2	1,407,999	2.72	704,000	717	77.87
Illinois	3	1,572,559	3.04	524,186	677	75.87
Massachusetts	1	400,400	0.77	400,400	690	70.00
Maryland	6	2,952,748	5.71	492,125	715	76.28
Michigan	2	1,894,000	3.66	947,000	717	74.41
Missouri	1	400,000	0.77	400,000	767	80.00
North Carolina	1	389,200	0.75	389,200	661	80.00
New Jersey	2	1,162,650	2.25	581,325	787	83.39
Nevada	1	760,000	1.47	760,000	715	80.00
New York	1	649,885	1.26	649,885	677	64.00
South Carolina	3	2,599,198	5.03	866,399	763	62.69
Virginia	13	6,847,137	13.24	526,703	706	78.94
Washington	5	2,248,709	4.35	449,742	749	79.26
West Virginia	1	400,000	0.77	400,000	691	80.00
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

No more than 4.0% of all of the Group II Loans will be secured by mortgaged properties located in any one zip code area in Virginia and no more than 3.9% of the Group II Loans will be secured by mortgaged properties located in any one zip code area outside Virginia.

Mortgage Loan Purpose of the Group II Loans
Loan Purpose	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	58	$31,374,634	60.67%	$540,942	733	77.60%
Rate/Term Refinance	10	4,514,051	8.73	451,405	692	75.38
Equity Refinance	30	15,827,293	30.60	527,576	704	74.89
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

Mortgage Loan Documentation Types of the Group II Loans
Documentation Type	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	39	$19,153,807	37.04%	$491,123	715	79.96%
Reduced Documentation	59	32,562,171	62.96	551,901	724	74.59
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

No more than 45.5% of such reduced loan documentation Group II Loans will be secured by mortgaged properties located in California. For purposes of the above table, reduced documentation includes mortgage loans which were underwritten under a no stated income or no income/no asset program.

Occupancy Types of the Group II Loans
Occupancy	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	87	$44,839,581	86.70%	$515,397	717	77.32%
Second/Vacation	4	2,294,200	4.44	573,550	748	81.72
Non-Owner Occupied	7	4,582,198	8.86	654,600	742	66.71
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

Mortgaged Property Types of the Group II Loans

Property Type	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	56	$28,719,356	55.53%	$512,846	725	75.81%
Planned Unit Developments (detached)	30	16,698,532	32.29	556,618	714	77.69
Condo Low-Rise (less than 5 stories)	6	3,285,036	6.35	547,506	712	73.91
Planned Unit Developments (attached)	4	2,241,205	4.33	560,301	722	79.13
Condo Mid-Rise (5 to 8 stories)	1	394,650	0.76	394,650	791	90.00
Condo High-Rise (9 stories or more)	1	377,200	0.73	377,200	672	80.00
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

Note Margins of the Group II Loans

Note Margins (%)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.875	1	$800,000	1.55%	$800,000	758	80.00%
2.250	32	15,064,366	29.13	470,761	717	78.19
2.750	3	2,669,788	5.16	889,929	710	77.69
3.250	47	24,520,727	47.41	521,718	715	76.99
3.500	14	7,816,097	15.11	558,293	742	72.68
5.000	1	845,000	1.63	845,000	747	65.00
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

As of the cut-off date, the weighted average note margin of the Group II Loans will be approximately 2.9780% per annum.

Maximum Mortgage Rates of the Group II Loans
Maximum Mortgage Rates (%)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
10.000 - 10.999	3	$1,713,605	3.31%	$571,202	745	80.00%
11.000 - 11.999	39	18,957,381	36.66	486,087	719	77.22
12.000 - 12.999	54	30,096,793	58.20	557,348	723	75.87
13.000 - 13.999	2	948,200	1.83	474,100	646	80.00
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

As of the cut-off date, the weighted average maximum mortgage rate of the Group II Loans will be approximately 12.0486% per annum.

Minimum Mortgage Rates of the Group II Loans
Minimum Mortgage Rates (%)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.000 - 1.999	1	$800,000	1.55%	$800,000	758	80.00%
2.000 - 2.999	35	17,734,154	34.29	506,690	716	78.12
3.000 - 3.999	60	31,793,630	61.48	529,894	721	75.92
5.000 - 5.999	2	1,388,194	2.68	694,097	740	70.09
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

As of the cut-off date, the weighted average minimum mortgage rate of the Group II Loans will be approximately 3.0011% per annum.

Next Interest Rate Adjustment Dates of the Group II Loans
Next Interest Rate Adjustment Date	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
April 2008	5	$3,327,826	6.43%	$665,565	707	76.64%
May 2008	2	1,075,199	2.08	537,600	732	78.99
June 2008	6	2,790,079	5.40	465,013	707	76.11
July 2008	4	2,949,352	5.70	737,338	758	64.74
August 2008	2	1,449,885	2.80	724,943	722	72.83
September 2008	13	5,856,793	11.32	450,523	722	78.96
October 2008	29	14,801,970	28.62	510,413	731	78.26
November 2008	37	19,464,874	37.64	526,078	710	76.57
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the Group II Loans will be approximately 34 months.

Indices of the Group II Loans
Index	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
ONE YR LIBOR	55	$28,334,811	54.79%	$515,178	715	76.53%
SIX MO LIBOR	43	23,381,168	45.21	543,748	727	76.63
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

Remaining Term to Maturity of the Group II Loans
Remaining Term (months)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
353	5	$3,327,826	6.43%	$665,565	707	76.64%
354	2	1,075,199	2.08	537,600	732	78.99
355 356	6	2,790,079	5.40	465,013	707	76.11
356	4	2,949,352	5.70	737,338	758	64.74
357	2	1,449,885	2.80	724,943	722	72.83
358	13	5,856,793	11.32	450,523	722	78.96
359	29	14,801,970	28.62	510,413	731	78.26
360	37	19,464,874	37.64	526,078	710	76.57
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

First Interest Rate Cap of the Group II Loans

First Interest Rate Cap (%)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000	60	$30,220,117	58.43%	$503,669	715	76.80%
3.000	7	3,784,200	7.32	540,600	692	79.01
4.000	1	800,000	1.55	800,000	758	80.00
5.000	1	381,600	0.74	381,600	729	80.00
6.000	29	16,530,061	31.96	570,002	735	75.36
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

Periodic Rate Caps of the Group II Loans
Periodic Rate Cap (%)	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000	21	$12,165,979	23.52%	$579,332	712	78.22%
2.000	77	39,549,999	76.48	513,636	723	76.07
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

Amortization Type of the Group II Loans
Amortization Type	Number of Group II Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fully Amortizing	17	$8,990,997	17.39%	$528,882	722	76.22%
Initial Interest Only Period-3 Years	9	4,493,568	8.69	499,285	705	72.71
Initial Interest Only Period-10 Years	72	38,231,414	73.93	530,992	722	77.12
Total, Average or Weighted Average	98	$51,715,979	100.00%	$527,714	721	76.58%

Group III: Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date

	Summary Statistics		Tolerances

Number of Mortgage Loans:	334
Aggregate Original Principal Balance:	$ 66,898,564.00		(+/-) 7%
Aggregate Current Principal Balance:	$ 66,863,978.31		(+/-) 7%
Average Original Loan Balance:	$200,295.10		Approx.
Average Current Loan Balance:	$200,191.55		Approx.
Percent of Interest Only Loans:	80.21%		Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	10.77%		Approx.
Wtd. Avg. Net/Gross Coupon:	5.894% / 6.194%		(+/-) 7 bps
GWAC Range:	4.750% / 7.500%		Approx.
Index:	1yrLIBOR	72.81%	Approx.
	6moLIBOR	26.96%	Approx.
	1yrCMT	0.23%	Approx.
Wtd. Avg. Net/Gross Margin by Index:	1yrLIBOR	2. 737% / 3.038%	(+/-) 7 bps
	6moLIBOR	2.284% / 2.584%	(+/-) 7 bps
	1yrCMT	2. 450% / 2.750%	(+/-) 7 bps
Reset Frequency:	Annually	73.04%	Approx.
	Semiannually	26.96%	Approx.
Wtd. Avg. Original Term (months):	360
Wtd. Avg. Remaining Term (months):	359		(+/-) 1 month
Wtd. Avg. Months to Roll:	59		(+/-) 1 month
Wtd. Avg. Next Change Date:	Sept. 28, 2010		Approx.
Initial Cap:	2.000	3.01%	Approx.
	5.000	74.44%	Approx.
	6.000	22.55%	Approx.
Periodic Cap:	1.000	13.20%	Approx.
	2.000	86.31%
	6.000	0.48%
Wtd. Avg. Min. Mortgage Net/Gross Rate:	2.623% / 2.924%		(+/-) 7 bps
Wtd. Avg. Max. Mortgage Net/Gross Rate:	11.151% / 11.452%		(+/-) 7 bps
Wtd. Avg. Original LTV:	76.21%		Approx.
Wtd. Avg. Combined LTV:	85.22%		Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	719		Approx.
Geographic Distribution: (>5%)	California	15.05%	Approx.
	Florida	12.01%	Approx.
	Colorado	6.99%	Approx.
	Arizona	6.45%	Approx
	Washington	6.20%	Approx.
	Virginia	6.07%	Approx.
	New Jersey	5.82%	Approx.
	Nevada	5.43%	Approx.

Credit Score Distribution of the Group III Loans
Credit Score Range	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
620 - 639	15	$3,033,044	4.54%	$202,203	72.45%
640 - 659	9	1,667,816	2.49	185,313	73.83
660 - 679	35	7,627,154	11.41	217,919	76.89
680 - 699	66	12,728,316	19.04	192,853	78.48
700 - 719	47	9,925,744	14.84	211,186	78.76
720 - 739	55	11,047,957	16.52	200,872	78.70
740 - 759	30	5,666,166	8.47	188,872	74.48
760 - 779	41	8,659,572	12.95	211,209	72.77
780 - 799	29	5,346,729	8.00	184,370	71.03
800 or greater	7	1,161,480	1.74	165,926	72.32
Total Average or Weighted Average	334	$66,863,978	100.00%	$200,192	76.21%

As of the cut-off date, the weighted average credit score of the Group III Loans will be approximately 719.

Original Mortgage Loan Principal Balances of the Group III Loans
Original Mortgage Loan Balance ($)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	28	$2,125,319	3.18%	$75,904	727	70.62%
100,001 to 200,000	153	23,289,018	34.83	152,216	720	76.39
200,001 to 300,000	111	27,145,923	40.60	244,558	716	76.21
300,001 to 400,000	39	12,992,218	19.43	333,134	722	76.33
400,001 to 500,000	3	1,311,500	1.96	437,167	704	80.76
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

Net Mortgage Rates of the Group III Loans
Net Mortgage Rates (%)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	1	$253,200	0.38%	$253,200	757	70.00%
4.500 - 4.999	4	797,165	1.19	199,291	722	64.24
5.000 - 5.499	51	10,259,781	15.34	201,172	728	76.87
5.500 - 5.999	159	32,934,084	49.26	207,133	720	74.38
6.000 - 6.499	86	16,689,533	24.96	194,064	716	77.99
6.500 - 6.999	23	4,637,752	6.94	201,641	697	82.17
7.000 - 7.499	10	1,292,462	1.93	129,246	714	81.70
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group III Loans will be approximately 5.8937% per annum.

Mortgage Rates of the Group III Loans
Mortgage Rates (%)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.500 - 4.999	1	$253,200	0.38%	$253,200	757	70.00%
5.000 - 5.499	7	1,245,149	1.86	177,878	738	66.34
5.500 - 5.999	94	19,744,937	29.53	210,053	722	74.96
6.000 - 6.499	139	27,944,643	41.79	201,041	721	75.21
6.500 -- 6.999	72	14,352,205	21.46	199,336	711	79.73
7.000 - 7.499	13	2,322,382	3.47	178,645	695	80.40
7.500 - 7.999	8	1,001,462	1.50	125,183	718	82.19
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

As of the cut-off date, the weighted average mortgage rate of the Group III Loans will be approximately 6.1944% per annum.

Original Loan-to-Value Ratios of the Group III Loans
Original Loan-to-Value Ratio (%)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score
00.01 - 50.00	21	$3,805,352	5.69%	$181,207	746
50.01 - 55.00	1	200,000	0.30	200,000	681
55.01 - 60.00	8	1,777,637	2.66	222,205	736
60.01 - 65.00	10	1,656,594	2.48	165,659	722
65.01 - 70.00	16	3,767,545	5.63	235,472	694
70.01 - 75.00	29	5,564,697	8.32	191,886	704
75.01 - 80.00	223	45,131,818	67.50	202,385	719
85.01 - 90.00	19	3,320,362	4.97	174,756	725
90.01 - 95.00	7	1,639,974	2.45	234,282	731
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719

The weighted average loan-to-value ratio at origination of the Group III Loans will be approximately 76.21%.

Geographic Distribution of Mortgaged Properties of the Group III Loans
State	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alaska	3	$602,400	0.90%	$200,800	687	80.00%
Alabama	2	223,076	0.33	111,538	773	80.00
Arizona	23	4,313,089	6.45	187,526	715	75.70
California	37	10,060,859	15.05	271,915	722	70.76
Colorado	24	4,672,809	6.99	194,700	723	78.41
Connecticut	3	653,029	0.98	217,676	777	52.47
District of Columbia	1	324,400	0.49	324,400	718	80.00
Florida	43	8,031,172	12.01	186,771	707	78.43
Georgia	6	993,065	1.49	165,511	715	73.98
Iowa	3	371,640	0.56	123,880	732	80.00
Idaho	4	703,740	1.05	175,935	747	78.92
Illinois	9	1,885,603	2.82	209,511	693	78.38
Indiana	3	357,950	0.54	119,317	723	80.88
Kansas	1	50,400	0.08	50,400	754	90.00
Kentucky	2	179,760	0.27	89,880	730	80.00
Louisiana	1	72,000	0.11	72,000	639	80.00
Massachusetts	2	358,800	0.54	179,400	705	80.00
Maryland	12	2,825,551	4.23	235,463	681	76.75
Michigan	10	1,238,846	1.85	123,885	711	80.08
Minnesota	13	2,266,160	3.39	174,320	724	79.54
Missouri	1	108,000	0.16	108,000	731	80.00
North Carolina	3	418,705	0.63	139,568	756	86.93
Nebraska	1	137,500	0.21	137,500	738	88.00
New Jersey	16	3,891,090	5.82	243,193	715	71.98
New Mexico	3	704,300	1.05	234,767	747	77.96
Nevada	14	3,627,847	5.43	259,132	718	77.17
New York	10	2,800,714	4.19	280,071	725	75.19
Ohio	6	780,391	1.17	130,065	715	72.73
Oregon	11	2,036,595	3.05	185,145	722	79.92
Pennsylvania	5	743,584	1.11	148,717	733	80.77
South Carolina	6	733,988	1.10	122,331	754	72.47
Tennessee	5	756,420	1.13	151,284	709	78.62
Texas	4	387,627	0.58	96,907	702	81.32
Utah	4	902,640	1.35	225,660	729	80.00
Virginia	17	4,059,450	6.07	238,791	726	79.05
Washington	24	4,147,576	6.20	172,816	737	75.81
Wisconsin	1	196,000	0.29	196,000	695	80.00
West Virginia	1	247,200	0.37	247,200	665	80.00
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

No more than 1.1% of all of the Group II Loans will be secured by mortgaged properties located in any one zip code area in California and no more than 1.0% of the Group II Loans will be secured by mortgaged properties located in any one zip code area outside California.

Mortgage Loan Purpose of the Group III Loans
Loan Purpose	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	217	$41,685,373	62.34%	$192,098	725	78.88%
Rate/Term Refinance	36	6,955,969	10.40	193,221	702	74.17
Equity Refinance	81	18,222,636	27.25	224,971	710	70.87
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

Mortgage Loan Documentation Types of the Group III Loans
Documentation Type	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	146	$27,270,218	40.78%	$186,782	718	79.46%
Reduced Documentation	188	39,593,761	59.22	210,605	719	73.97
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

No more than 19.3% of such reduced loan documentation Group III Loans will be secured by mortgaged properties located in California. For purposes of the above table, reduced documentation includes mortgage loans which were underwritten under a no stated income or no income/no asset program.

Occupancy Types of the Group III Loans
Occupancy	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	250	$52,183,868	78.04%	$208,735	715	76.41%
Second/Vacation	7	1,442,898	2.16	206,128	697	82.47
Non-Owner Occupied	77	13,237,212	19.80	171,912	734	74.74
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

Mortgaged Property Types of the Group III Loans

Property Type	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	192	$36,933,586	55.24%	$192,362	716	75.21%
Planned Unit Developments (detached)	50	10,947,058	16.37	218,941	718	78.98
Condo Low-Rise (less than 5 stories)	47	9,304,833	13.92	197,975	722	77.65
Two-to-four family units	24	5,681,216	8.50	236,717	732	75.46
Planned Unit Developments (attached)	16	2,964,585	4.43	185,287	715	74.26
Condo High-Rise (9 stories or more)	2	572,400	0.86	286,200	710	80.00
Townhouse	2	255,600	0.38	127,800	756	77.07
Condo Mid-Rise (5 to 8 stories)	1	204,700	0.31	204,700	777	80.00
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

Note Margins of the Group III Loans
Note Margins (%)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.875	1	$285,000	0.43%	$285,000	733	78.00%
2.250	87	19,312,567	28.88	221,984	721	75.18
2.350	1	183,000	0.27	183,000	726	75.00
2.450	2	328,260	0.49	164,130	720	80.00
2.500	1	200,000	0.30	200,000	669	58.00
2.750	25	5,342,753	7.99	213,710	722	71.72
3.250	206	38,989,588	58.31	189,270	719	77.66
3.500	11	2,222,811	3.32	202,074	682	71.34
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

As of the cut-off date, the weighted average note margin of the Group III Loans will be approximately 2.9150% per annum.

Maximum Mortgage Rates of the Group III Loans
Maximum Mortgage Rates (%)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
10.000 - 10.999	75	$15,047,192	22.50%	$200,629	725	75.73%
11.000 - 11.999	189	37,793,068	56.52	199,963	716	76.03
12.000 - 12.999	69	13,732,006	20.54	199,015	721	77.38
13.000 - 13.999	1	291,712	0.44	291,712	620	69.00
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

As of the cut-off date, the weighted average maximum mortgage rate of the Group III Loans will be approximately 11.4519% per annum.

Minimum Mortgage Rates of the Group III Loans
Minimum Mortgage Rates (%)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.000 - 1.999	1	$285,000	0.43%	$285,000	733	78.00%
2.000 - 2.999	115	25,261,680	37.78	219,667	721	74.40
3.000 - 3.999	216	41,138,318	61.53	190,455	717	77.32
5.000 - 5.999	1	104,900	0.16	104,900	664	70.00
6.000 - 6.999	1	74,080	0.11	74,080	769	80.00
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

As of the cut-off date, the weighted average minimum mortgage rate of the Group III Loans will be approximately 2.9236% per annum.

Next Interest Rate Adjustment Dates of the Group III Loans
Next Interest Rate Adjustment Date	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
July 2009	1	$192,594	0.29%	$192,594	781	64.00%
September 2009	1	146,628	0.22	146,628	622	75.00
December 2009	1	54,750	0.08	54,750	626	75.00
March 2010	1	104,900	0.16	104,900	664	70.00
April 2010	2	350,090	0.52	175,045	772	75.00
May 2010	5	1,031,515	1.54	206,303	692	80.00
June 2010	19	3,991,979	5.97	210,104	732	78.30
July 2010	7	892,520	1.33	127,503	720	74.91
August 2010	10	2,020,430	3.02	202,043	733	73.61
September 2010	25	5,749,022	8.60	229,961	719	68.56
October 2010	79	16,734,250	25.03	211,826	720	75.75
November 2010	183	35,595,299	53.24	194,510	716	77.60
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the Group III Loans will be approximately 59 months.

Indices of the Group III Loans
Index	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
ONE YR LIBOR	252	$48,684,947	72.81%	$193,194	718	77.09%
SIX MO LIBOR	81	18,028,271	26.96	222,571	720	73.80
One-Year Treasury	1	150,760	0.23	150,760	719	80.00
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

Remaining Term to Maturity of the Group III Loans
Remaining Term (months)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
344	1	$192,594	0.29%	$192,594	781	64.00%
346	1	146,628	0.22	146,628	622	75.00
349	1	54,750	0.08	54,750	626	75.00
352	1	104,900	0.16	104,900	664	70.00
353	2	350,090	0.52	175,045	772	75.00
354	5	1,031,515	1.54	206,303	692	80.00
355	19	3,991,979	5.97	210,104	732	78.30
356	7	892,520	1.33	127,503	720	74.91
357	10	2,020,430	3.02	202,043	733	73.61
358	25	5,749,022	8.60	229,961	719	68.56
359	79	16,734,250	25.03	211,826	720	75.75
360	183	35,595,299	53.24	194,510	716	77.60
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

First Interest Rate Cap of the Group III Loans

First Interest Rate Cap (%)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000	9	$2,014,010	3.01%	$223,779	707	77.31%
5.000	257	49,775,099	74.44	193,677	718	76.97
6.000	68	15,074,870	22.55	221,689	723	73.53
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

Periodic Rate Caps of the Group III Loans
Periodic Rate Cap (%)	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000	40	$8,826,339	13.20%	$220,658	717	73.58%
2.000	293	57,713,639	86.31	196,975	719	76.59
6.000	1	324,000	0.48	324,000	682	80.00
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

Amortization Type of the Group III Loans
Amortization Type	Number of Group III Loans	Principal Balance	Percentage of Group III Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fully Amortizing	72	$13,230,130	19.79%	$183,752	718	73.61%
Initial Interest Only Period-5 Years	38	8,245,483	12.33	216,986	711	76.41
Initial Interest Only Period-10 Years	224	45,388,365	67.88	202,627	720	76.93
Total, Average or Weighted Average	334	$66,863,978	100.00%	$200,192	719	76.21%

Group IV: Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date

	Summary Statistics		Tolerances

Number of Mortgage Loans:	81
Aggregate Original Principal Balance:	$ 43,356,621.00		(+/-) 7%
Aggregate Current Principal Balance:	$ 43,202,875.32		(+/-) 7%
Average Original Loan Balance:	$535,266.93		Approx.
Average Current Loan Balance:	$533,368.83		Approx.
Percent of Interest Only Loans:	89.59%		Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	11.89%		Approx.
Wtd. Avg. Net/Gross Coupon:	5.883% / 6.185%		(+/-) 7 bps
GWAC Range:	5.375% / 7.125%		Approx.
Index:	1yrLIBOR	67.69%	Approx.
	6moLIBOR	32.31%	Approx.
Wtd. Avg. Net/Gross Margin by Index:	1yrLIBOR	2.672% / 2.974%	(+/-) 7 bps
	6moLIBOR	2.318% / 2.618%	(+/-) 7 bps
Reset Frequency:	Annually	67.69%	Approx.
	Semiannually	32.31%	Approx.
Wtd. Avg. Original Term (months):	360
Wtd. Avg. Remaining Term (months):	359		(+/-) 1 month
Wtd. Avg. Months to Roll:	59		(+/-) 1 month
Wtd. Avg. Next Change Date:	Oct. 6, 2010		Approx.
Initial Cap:	2.000	7.11%	Approx.
	5.000	69.45%	Approx.
	6.000	23.44%	Approx.
Periodic Cap:	1.000	13.89	Approx.
	2.000	86.11	Approx.
Wtd. Avg. Min. Mortgage Net/Gross Rate:	2.650% / 2.951%		(+/-) 7 bps
Wtd. Avg. Max. Mortgage Net/Gross Rate:	11188% / 11.489%		(+/-) 7 bps
Wtd. Avg. Original LTV:	74.99%		Approx.
Wtd. Avg. Combined LTV:	82.99%		Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	709		Approx.
Geographic Distribution: (>5%)	California	53.27%	Approx.
	New Jersey	5.92%	Approx.

Credit Score Distribution of the Group IV Loans
Credit Score Range	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
620 - 639	3	$1,370,200	3.17%	$456,733	80.00%
640 - 659	10	5,448,990	12.61	544,899	78.02
660 - 679	9	4,678,235	10.83	519,804	73.70
680 - 699	12	7,065,517	16.35	588,793	75.58
700 - 719	14	7,399,828	17.13	528,559	76.30
720 - 739	12	6,030,066	13.96	502,505	73.05
740 - 759	11	5,745,190	13.30	522,290	74.53
760 - 779	7	3,428,000	7.93	489,714	71.58
780 - 799	1	455,000	1.05	455,000	65.00
800 or greater	2	1,581,850	3.66	790,925	74.73
Total Average or Weighted Average	81	$43,202,875	100.00%	$533,369	74.99%

As of the cut-off date, the weighted average credit score of the Group IV Loans will be approximately 709.

Original Mortgage Loan Principal Balances of the Group IV Loans
Original Mortgage Loan Balance ($)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
300,001 to 400,000	13	$4,959,035	11.48%	$381,464	708	79.24%
400,001 to 500,000	37	16,615,857	38.46	449,077	711	77.97
500,001 to 600,000	13	7,038,594	16.29	541,430	714	73.34
600,001 to 700,000	7	4,542,140	10.51	648,877	685	75.80
700,001 to 800,000	4	2,967,500	6.87	741,875	697	63.37
800,001 to 900,000	1	806,250	1.87	806,250	703	75.00
900,001 to 1,000,000	4	3,865,900	8.95	966,475	688	70.87
1,200,001 to 1,300,000	2	2,407,600	5.57	1,203,800	775	70.00
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

Net Mortgage Rates of the Group IV Loans
Net Mortgage Rates (%)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.000 - 5.499	16	$9,048,257	20.94%	$565,516	721	71.45%
5.500 - 5.999	38	19,805,901	45.84	521,208	710	75.98
6.000 - 6.499	22	11,149,278	25.81	506,785	689	78.36
6.500 - 6.999	5	3,199,440	7.41	639,888	738	67.20
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group IV Loans will be approximately 5.8832% per annum.

Mortgage Rates of the Group IV Loans
Mortgage Rates (%)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.000 - 5.499	1	$424,000	0.98%	$424,000	670	80.00%
5.500 - 5.999	24	13,598,957	31.48	566,623	723	72.61
6.000 - 6.499	34	17,043,151	39.45	501,269	701	76.17
6.500 - 6.999	20	11,100,518	25.69	555,026	703	76.31
7.000 - 7.499	2	1,036,250	2.40	518,125	715	70.80
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

As of the cut-off date, the weighted average mortgage rate of the Group IV Loans will be approximately 6.1846% per annum.

Original Loan-to-Value Ratios of the Group IV Loans
Original Loan-to-Value Ratio (%)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score
00.01 - 50.00	2	$1,309,090	3.03%	$654,545	732
55.01 - 60.00	2	827,854	1.92	413,927	702
60.01 - 65.00	6	3,690,550	8.54	615,092	744
65.01 - 70.00	10	7,093,345	16.42	709,334	714
70.01 - 75.00	5	3,369,390	7.80	673,878	687
75.01 - 80.00	53	25,692,357	59.47	484,761	703
85.01 - 90.00	3	1,220,290	2.82	406,763	718
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709

The weighted average loan-to-value ratio at origination of the Group IV Loans will be approximately 74.99%.

Geographic Distribution of Mortgaged Properties of the Group IV Loans
State	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Arizona	3	$1,952,500	4.52%	$650,833	696	77.40%
California	42	23,015,494	53.27	547,988	704	75.14
Colorado	2	889,000	2.06	444,500	703	78.95
Connecticut	1	566,800	1.31	566,800	779	80.00
District of Columbia	2	1,194,250	2.76	597,125	723	76.88
Florida	4	2,004,418	4.64	501,104	734	80.00
Georgia	1	448,000	1.04	448,000	717	80.00
Massachusetts	1	380,067	0.88	380,067	688	70.00
Maryland	4	2,091,200	4.84	522,800	674	76.08
Michigan	1	468,000	1.08	468,000	757	80.00
Minnesota	2	1,158,000	2.68	579,000	700	50.08
New Jersey	4	2,558,031	5.92	639,508	748	72.25
Nevada	2	750,350	1.74	375,175	717	84.99
New York	4	1,714,090	3.97	428,523	720	66.51
Oregon	1	528,500	1.22	528,500	661	66.00
Pennsylvania	1	660,000	1.53	660,000	699	78.00
South Carolina	1	463,600	1.07	463,600	691	80.00
Virginia	4	1,860,576	4.31	465,144	718	80.00
Washington	1	500,000	1.16	500,000	668	80.00
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

No more than 2.8% of all of the Group IV Loans will be secured by mortgaged properties located in any one zip code area in New Jersey and no more than 2.8% of the Group IV Loans will be secured by mortgaged properties located in any one zip code area outside New Jersey.

Mortgage Loan Purpose of the Group IV Loans
Loan Purpose	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	44	$23,731,074	54.93%	$539,343	715	76.36%
Rate/Term Refinance	11	5,342,750	12.37	485,705	691	77.35
Equity Refinance	26	14,129,051	32.70	543,425	705	71.80
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

Mortgage Loan Documentation Types of the Group IV Loans
Documentation Type	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	31	$15,171,324	35.12%	$489,398	697	78.95%
Reduced Documentation	50	28,031,551	64.88	560,631	715	72.85
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

No more than 62.2% of such reduced loan documentation Group IV Loans will be secured by mortgaged properties located in California. For purposes of the above table, reduced documentation includes mortgage loans which were underwritten under a no stated income or no income/no asset program.

Occupancy Types of the Group IV Loans
Occupancy	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	66	$34,982,232	80.97%	$530,034	701	75.12%
Second/Vacation	1	1,207,500	2.79	1,207,500	802	70.00
Non-Owner Occupied	14	7,013,143	16.23	500,939	731	75.25
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

Mortgaged Property Types of the Group IV Loans

Property Type	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	53	$28,639,282	66.29%	$540,364	711	74.57%
Planned Unit Developments (detached)	13	7,365,740	17.05	566,595	698	75.26
Condo Low-Rise (less than 5 stories)	9	3,613,378	8.36	401,486	720	77.36
Planned Unit Developments (attached)	4	1,988,576	4.60	497,144	717	80.00
Two-to-four family units	2	1,595,900	3.69	797,950	684	69.74
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

Note Margins of the Group IV Loans
Note Margins (%)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.875	1	$440,576	1.02%	$440,576	735	80.00%
2.250	27	14,413,235	33.36	533,824	704	76.91
2.350	1	624,390	1.45	624,390	654	75.00
2.500	1	424,000	0.98	424,000	731	80.00
2.750	6	3,181,557	7.36	530,260	705	64.84
3.250	40	21,794,618	50.45	544,865	715	74.26
3.500	5	2,324,500	5.38	464,900	693	82.03
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

As of the cut-off date, the weighted average note margin of the Group IV Loans will be approximately 2.8586% per annum.

Maximum Mortgage Rates of the Group IV Loans
Maximum Mortgage Rates (%)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
10.000 - 10.999	20	$11,634,957	26.93%	$581,748	721	71.99%
11.000 - 11.999	39	20,009,318	46.31	513,059	711	76.94
12.000 - 12.999	21	11,268,601	26.08	536,600	690	75.03
13.000 - 13.999	1	290,000	0.67	290,000	763	60.00
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

As of the cut-off date, the weighted average maximum mortgage rate of the Group IV Loans will be approximately 11.4890% per annum.

Minimum Mortgage Rates of the Group IV Loans
Minimum Mortgage Rates (%)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.000 - 1.999	1	$440,576	1.02%	$440,576	735	80.00%
2.000 - 2.999	34	17,643,182	40.84	518,917	706	75.19
3.000 - 3.999	45	24,119,118	55.83	535,980	713	75.01
6.000 - 6.999	1	1,000,000	2.31	1,000,000	645	69.00
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

As of the cut-off date, the weighted average minimum mortgage rate of the Group IV Loans will be approximately 2.9512% per annum.

Next Interest Rate Adjustment Dates of the Group IV Loans
Next Interest Rate Adjustment Date	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
April 2010	1	$465,000	1.08%	$465,000	654	78.00%
May 2010	1	548,400	1.27	548,400	778	65.00
June 2010	3	1,388,867	3.21	462,956	739	77.26
July 2010	1	538,150	1.25	538,150	666	80.00
August 2010	2	888,576	2.06	444,288	726	80.00
September 2010	6	2,935,090	6.79	489,182	707	68.25
October 2010	24	11,958,402	27.68	498,267	705	76.70
November 2010	43	24,480,390	56.66	569,311	709	74.72
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the Group IV Loans will be approximately 59 months.

Indices of the Group IV Loans
Index	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
ONE YR LIBOR	55	$29,242,918	67.69%	$531,689	708	74.60%
SIX MO LIBOR	26	13,959,957	32.31	536,921	710	75.82
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

Remaining Term to Maturity of the Group IV Loans
Remaining Term (months)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
353	1	$465,000	1.08%	$465,000	654	78.00%
354	1	548,400	1.27	548,400	778	65.00
355	3	1,388,867	3.21	462,956	739	77.26
356	1	538,150	1.25	538,150	666	80.00
357	2	888,576	2.06	444,288	726	80.00
358	6	2,935,090	6.79	489,182	707	68.25
359	24	11,958,402	27.68	498,267	705	76.70
360	43	24,480,390	56.66	569,311	709	74.72
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

First Interest Rate Cap of the Group IV Loans

First Interest Rate Cap (%)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000	6	$3,073,744	7.11%	$512,291	666	72.60%
5.000	55	30,002,524	69.45	545,500	714	74.97
6.000	20	10,126,607	23.44	506,330	706	75.79
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

Periodic Rate Caps of the Group IV Loans
Periodic Rate Cap (%)	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000	11	$5,998,907	13.89%	$545,355	729	71.17%
2.000	70	37,203,968	86.11	531,485	705	75.61
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

Amortization Type of the Group IV Loans
Amortization Type	Number of Group IV Loans	Principal Balance	Percentage of Group IV Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fully Amortizing	9	$4,497,233	10.41%	$499,693	699	65.63%
Initial Interest Only Period-5 Years	13	7,003,635	16.21	538,741	688	74.25
Initial Interest Only Period-10 Years	59	31,702,007	73.38	537,322	715	76.49
Total, Average or Weighted Average	81	$43,202,875	100.00%	$533,369	709	74.99%

Group V: Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date

	Summary Statistics		Tolerances

Number of Mortgage Loans:	162
Aggregate Original Principal Balance:	$45,232,501.00		(+/-) 7%
Aggregate Current Principal Balance:	$45,127,967.20		(+/-) 7%
Average Original Loan Balance:	$279,212.97		Approx.
Average Current Loan Balance:	$278,567.70		Approx.
Percent of Interest Only Loans:	87.33%		Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	0.00%
Wtd. Avg. Net/Gross Coupon:	6.025% / 6.325%		(+/-) 7 bps
GWAC Range:	5.500% / 7.625%		Approx.
Index:	1yrLIBOR	87.35%	Approx.
	6moLIBOR	12.65%	Approx.
Wtd. Avg. Net/Gross Margin by Index:	1yrLIBOR	2.799% / 3.099%	(+/-) 7 bps
	6moLIBOR	2.632% / 2.932%	(+/-) 7 bps
Reset Frequency:	Annually	87.35%	Approx.
	Semiannually	12.65%	Approx.
Wtd. Avg. Original Term (months):	360
Wtd. Avg. Remaining Term (months):	359		(+/-) 1 month
Wtd. Avg. Months to Roll:	83		(+/-) 1 month
Wtd. Avg. Next Change Date:	Oct. 5, 2012		Approx.
Initial Cap:	5.000	19.12%	Approx.
	6.000	80.88%
Periodic Cap:	1.000	11.21%	Approx.
	2.000	88.79%
Wtd. Avg. Min. Mortgage Net/Gross Rate:	2.778% / 3.078%		(+/-) 7 bps
Wtd. Avg. Max. Mortgage Net/Gross Rate:	11.834% / 12.134%		(+/-) 7 bps
Wtd. Avg. Original LTV:	74.27%		Approx.
Wtd. Avg. Combined LTV:	78.94%		Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	716		Approx.
Geographic Distribution: (>5%)	California	28.80%	Approx.
	Florida	12.67%	Approx.
	Washington	8.48%	Approx.
	New Jersey	8.25%	Approx
	Arizona	6.33%	Approx.

Credit Score Distribution of the Group V Loans
Credit Score Range	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
620 - 639	10	$3,056,345	6.77%	$305,634	79.57%
640 - 659	10	3,518,699	7.80	351,870	70.61
660 - 679	16	4,136,932	9.17	258,558	73.11
680 - 699	15	3,993,990	8.85	266,266	66.32
700 - 719	23	6,394,938	14.17	278,041	77.92
720 - 739	23	7,335,535	16.25	318,936	75.73
740 - 759	37	9,565,418	21.20	258,525	70.60
760 - 779	16	4,242,699	9.40	265,169	79.66
780 - 799	9	2,445,530	5.42	271,726	79.69
800 or greater	3	437,882	0.97	145,961	70.51
Total Average or Weighted Average	162	$45,127,967	100.00%	$278,568	74.27%

As of the cut-off date, the weighted average credit score of the Group V Loans will be approximately 716.

Original Mortgage Loan Principal Balances of the Group V Loans
Original Mortgage Loan Balance ($)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	12	$1,007,144	2.23%	$83,929	717	76.01%
100,001 to 200,000	53	8,012,656	17.76	151,182	742	78.77
200,001 to 300,000	47	11,465,289	25.41	243,942	705	75.98
300,001 to 400,000	15	5,072,198	11.24	338,147	705	78.02
400,001 to 500,000	21	9,327,480	20.67	444,166	694	75.14
500,001 to 600,000	6	3,372,750	7.47	562,125	736	74.72
600,001 to 700,000	1	650,000	1.44	650,000	723	76.00
700,001 to 800,000	2	1,473,950	3.27	736,975	730	77.49
800,001 to 900,000	3	2,461,500	5.45	820,500	761	73.32
900,001 to 1,000,000	1	1,000,000	2.22	1,000,000	750	25.00
1,200,001 to 1,300,000	1	1,285,000	2.85	1,285,000	680	43.00
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

Net Mortgage Rates of the Group V Loans
Net Mortgage Rates (%)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.000 - 5.499	14	$3,561,507	7.89%	$254,393	717	73.39%
5.500 - 5.999	64	19,376,022	42.94	302,750	721	72.20
6.000 - 6.499	62	17,042,862	37.77	274,885	717	74.86
6.500 - 6.999	18	4,271,266	9.46	237,293	693	80.66
7.000 - 7.499	4	876,310	1.94	219,078	707	81.21
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group V Loans will be approximately 6.0252% per annum.

Mortgage Rates of the Group V Loans
Mortgage Rates (%)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.500 - 5.999	27	$7,902,106	17.51%	$292,671	721	67.97%
6.000 - 6.499	64	19,013,493	42.13	297,086	717	73.07
6.500 - 6.999	63	16,178,152	35.85	256,796	713	77.74
7.000 - 7.499	5	1,597,907	3.54	319,581	719	82.52
7.500 - 7.999	3	436,310	0.97	145,437	688	82.42
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

As of the cut-off date, the weighted average mortgage rate of the Group V Loans will be approximately 6.3252% per annum.

Original Loan-to-Value Ratios of the Group V Loans
Original Loan-to-Value Ratio (%)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score
00.01 - 50.00	7	$3,176,705	7.04%	$453,815	716
50.01 - 55.00	3	1,111,450	2.46	370,483	655
55.01 - 60.00	2	737,000	1.63	368,500	724
60.01 - 65.00	6	1,865,880	4.13	310,980	720
65.01 - 70.00	11	3,512,700	7.78	319,336	699
70.01 - 75.00	15	5,246,369	11.63	349,758	741
75.01 - 80.00	105	27,354,627	60.62	260,520	713
80.01 - 85.00	1	66,910	0.15	66,910	726
85.01 - 90.00	9	1,647,653	3.65	183,073	758
90.01 - 95.00	3	408,673	0.91	136,224	726
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716

The weighted average loan-to-value ratio at origination of the Group V Loans will be approximately 74.27%.

Geographic Distribution of Mortgaged Properties of the Group V Loans
State	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alabama	2	$602,500	1.34%	$301,250	723	82.39%
Arizona	8	2,858,250	6.33	357,281	724	76.84
California	32	12,997,341	28.80	406,167	704	74.79
Colorado	7	1,296,101	2.87	185,157	751	74.11
Connecticut	3	465,920	1.03	155,307	745	80.00
District of Columbia	3	476,185	1.06	158,728	748	85.76
Florida	20	5,716,472	12.67	285,824	730	69.19
Georgia	4	1,050,800	2.33	262,700	670	82.14
Idaho	1	119,200	0.26	119,200	722	80.00
Illinois	5	1,229,000	2.72	245,800	662	72.39
Indiana	1	75,905	0.17	75,905	718	95.00
Massachusetts	1	240,000	0.53	240,000	706	80.00
Maryland	3	1,269,199	2.81	423,066	679	70.35
Michigan	10	2,211,898	4.90	221,190	740	54.54
Minnesota	1	575,000	1.27	575,000	731	73.00
Missouri	7	1,218,300	2.70	174,043	719	79.14
Montana	1	278,100	0.62	278,100	770	90.00
North Carolina	2	294,528	0.65	147,264	748	80.00
New Jersey	12	3,723,005	8.25	310,250	724	78.65
Nevada	4	1,092,100	2.42	273,025	712	75.91
New York	2	391,720	0.87	195,860	701	80.00
Ohio	3	532,208	1.18	177,403	769	79.84
Pennsylvania	1	136,000	0.30	136,000	811	80.00
Rhode Island	1	300,000	0.66	300,000	671	75.00
Texas	4	386,022	0.86	96,506	732	80.17
Utah	4	882,270	1.96	220,568	737	75.19
Virginia	4	881,800	1.95	220,450	682	79.60
Washington	16	3,828,142	8.48	239,259	721	73.73
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

No more than 2.9% of all of the Group V Loans will be secured by mortgaged properties located in any one zip code area in Florida and no more than 2.3% of the Group V Loans will be secured by mortgaged properties located in any one zip code area outside Florida.

Mortgage Loan Purpose of the Group V Loans
Loan Purpose	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	100	$25,369,118	56.22%	$253,691	724	79.79%
Rate/Term Refinance	8	1,506,882	3.34	188,360	716	70.44
Equity Refinance	54	18,251,967	40.44	337,999	706	66.92
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

Mortgage Loan Documentation Types of the Group V Loans
Documentation Type	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	55	$11,827,931	26.21%	$215,053	713	77.34%
Reduced Documentation	107	33,300,036	73.79	311,215	717	73.19
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

No more than 28.6% of such reduced loan documentation Group V Loans will be secured by mortgaged properties located in California. For purposes of the above table, reduced documentation includes mortgage loans which were underwritten under a no stated income or no income/no asset program.

Occupancy Types of the Group V Loans
Occupancy	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	112	$34,337,987	76.09%	$306,589	706	73.92%
Second/Vacation	6	1,320,621	2.93	220,103	738	76.10
Non-Owner Occupied	44	9,469,360	20.98	215,213	748	75.30
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

Mortgaged Property Types of the Group V Loans

Property Type	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	97	$25,804,754	57.18%	$266,028	710	74.56%
Planned Unit Developments (detached)	26	8,975,586	19.89	345,215	709	71.55
Condo Low-Rise (less than 5 stories)	20	5,532,418	12.26	276,621	741	76.51
Two-to-four family units	12	3,310,619	7.34	275,885	728	72.36
Planned Unit Developments (attached)	4	1,007,022	2.23	251,755	751	79.64
Townhouse	2	293,568	0.65	146,784	731	89.34
Condo High Rise (9 stories or more)	1	204,000	0.45	204,000	768	80.00
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

Note Margins of the Group V Loans
Note Margins (%)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.875	1	$195,800	0.43%	$195,800	794	80.00%
2.250	25	5,813,235	12.88	232,529	695	76.84
2.750	14	3,664,460	8.12	261,747	690	79.15
3.250	121	34,804,472	77.12	287,640	722	73.27
3.500	1	650,000	1.44	650,000	723	76.00
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

As of the cut-off date, the weighted average note margin of the Group V Loans will be approximately 3.0782% per annum.

Maximum Mortgage Rates of the Group V Loans
Maximum Mortgage Rates (%)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
10.000 - 10.999	12	$3,665,716	8.12%	$305,476	710	79.69%
11.000 - 11.999	31	9,201,395	20.39	296,819	706	62.30
12.000 - 12.999	111	30,226,640	66.98	272,312	720	76.71
13.000 - 13.999	8	2,034,217	4.51	254,277	712	82.50
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

As of the cut-off date, the weighted average maximum mortgage rate of the Group V Loans will be approximately 12.1340% per annum.

Minimum Mortgage Rates of the Group V Loans
Minimum Mortgage Rates (%)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.000 - 1.999	1	$195,800	0.43%	$195,800	794	80.00%
2.000 - 2.999	39	9,477,695	21.00	243,018	693	77.74
3.000 - 3.999	122	35,454,472	78.56	290,610	722	73.32
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

As of the cut-off date, the weighted average minimum mortgage rate of the Group V Loans will be approximately 3.0782% per annum.

Next Interest Rate Adjustment Dates of the Group V Loans
Next Interest Rate Adjustment Date	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
January 2012	1	$156,450	0.35%	$156,450	699	52.00%
April 2012	1	344,000	0.76	344,000	627	80.00
May 2012	2	634,680	1.41	317,340	684	70.58
June 2012	11	3,005,428	6.66	273,221	693	80.91
July 2012	2	386,479	0.86	193,240	761	80.00
August 2012	4	847,542	1.88	211,886	762	80.00
September 2012	6	2,030,713	4.50	338,452	724	78.72
October 2012	31	7,425,186	16.45	239,522	704	68.46
November 2012	104	30,297,488	67.14	291,322	721	74.64
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the Group V Loans will be approximately 83 months.

Indices of the Group V Loans
Index	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
ONE YR LIBOR	148	$39,421,107	87.35%	$266,359	721	75.03%
SIX MO LIBOR	14	5,706,861	12.65	407,633	683	69.07
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

Remaining Term to Maturity of the Group V Loans
Remaining Term (months)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
350	1	$156,450	0.35%	$156,450	699	52.00%
353	1	344,000	0.76	344,000	627	80.00
354	2	634,680	1.41	317,340	684	70.58
355	11	3,005,428	6.66	273,221	693	80.91
356	2	386,479	0.86	193,240	761	80.00
357	4	847,542	1.88	211,886	762	80.00
358	6	2,030,713	4.50	338,452	724	78.72
359	31	7,425,186	16.45	239,522	704	68.46
360	104	30,297,488	67.14	291,322	721	74.64
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

First Interest Rate Cap of the Group V Loans

First Interest Rate Cap (%)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.000	28	$8,630,722	19.12%	$308,240	695	71.89%
6.000	134	36,497,245	80.88	272,368	721	74.84
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

Periodic Rate Caps of the Group V Loans
Periodic Rate Cap (%)	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000	13	$5,056,861	11.21%	$388,989	678	68.18%
2.000	149	40,071,107	88.79	268,934	721	75.04
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

Amortization Type of the Group V Loans
Amortization Type	Number of Group V Loans	Principal Balance	Percentage of Group V Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fully Amortizing	33	$5,718,496	12.67%	$173,288	719	76.26%
Initial Interest Only Period-7 Years	17	5,781,591	12.81	340,094	733	74.06
Initial Interest Only Period-10 Years	112	33,627,880	74.52	300,249	713	73.97
Total, Average or Weighted Average	162	$45,127,967	100.00%	$278,568	716	74.27%

Aggregate: Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date

	Summary Statistics		Tolerances

Number of Mortgage Loans:	1,058
Aggregate Original Principal Balance:	$285,603,980.00		(+/-) 7%
Aggregate Current Principal Balance:	$285,232,723.62		(+/-) 7%
Average Original Loan Balance:	$269,947.05		Approx.
Average Current Loan Balance:	$269,596.15		Approx.
Percent of Interest Only Loans:	80.96%		Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	10.34%		Approx.
Wtd. Avg. Net/Gross Coupon:	5.865% / 6.169%		(+/-) 7 bps
GWAC Range:	4.250% / 7.625%		Approx.
Index:	1yrLIBOR	70.68%
	6moLIBOR	29.27%
	1yrCMT	0.05%
Wtd. Avg. Net/Gross Margin by Index:	1yrLIBOR	2. 743% / 3.045%	(+/-) 7 bps
	6moLIBOR	2.523% / 2.835%	(+/-) 7 bps
	1yrCMT	2.450% / 2.750%	(+/-) 7 bps
Reset Frequency:	Annually	70.73%	Approx.
	Semiannually	29.27%	Approx.
Wtd. Avg. Original Term (months):	360
Wtd. Avg. Remaining Term (months):	359		(+/-) 1 month
Wtd. Avg. Months to Roll:	52		(+/-) 1 month
Wtd. Avg. Next Change Date:	Feb. 21, 2010		Approx.
Initial Cap:	2.000	33.69	Approx.
	3.000	2.58
	4.000	0.28
	5.000	31.13
	6.000	32.32
Periodic Cap:	1.000	14.98	Approx.
	2.000	84.91
	6.000	0.11
Wtd. Avg. Min. Mortgage Net/Gross Rate:	2.699% / 2.995%		(+/-) 7 bps
Wtd. Avg. Max. Mortgage Net/Gross Rate:	11.549% / 11.853%		(+/-) 7 bps
Wtd. Avg. Original LTV:	76.30%		Approx.
Wtd. Avg. Combined LTV:	84.84%		Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	717		Approx.
Geographic Distribution: (>5%)	California	29.52%	Approx.
	Florida	8.92%	Approx.
	Virginia	7.18%	Approx.
	Arizona	6.60%	Approx
	Washington	6.36%	Approx.
	New Jersey	5.10%	Approx.

Credit Score Distribution of the Mortgage Loans
Credit Score Range	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
620 - 639	38	$10,154,719	3.56%	$267,229	76.38%
640 - 659	50	15,784,375	5.53	315,688	75.64
660 - 679	101	27,226,999	9.55	269,574	75.07
680 - 699	192	49,393,262	17.32	257,257	76.52
700 - 719	166	45,934,148	16.10	276,712	77.49
720 - 739	169	46,856,593	16.43	277,258	77.36
740 - 759	143	38,627,567	13.54	270,123	75.40
760 - 779	115	30,590,800	10.72	266,007	74.82
780 - 799	65	15,596,157	5.47	239,941	77.95
800 or greater	19	5,068,105	1.78	266,742	72.90
Total Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	76.30%

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 717.

Original Mortgage Loan Principal Balances of the Mortgage Loans
Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	67	$5,390,352	1.89%	$80,453	721	75.69%
100,001 to 200,000	385	58,656,738	20.56	152,355	721	77.36
200,001 to 300,000	281	69,109,405	24.23	245,941	714	76.93
300,001 to 400,000	143	49,400,886	17.32	345,461	721	78.25
400,001 to 500,000	100	44,426,402	15.58	444,264	712	77.72
500,001 to 600,000	36	19,634,380	6.88	545,399	721	75.95
600,001 to 700,000	15	9,690,225	3.40	646,015	700	74.16
700,001 to 800,000	9	6,769,450	2.37	752,161	723	72.16
800,001 to 900,000	7	5,884,100	2.06	840,586	733	74.06
900,001 to 1,000,000	10	9,844,647	3.45	984,465	712	63.83
1,200,001 to 1,300,000	4	4,926,139	1.73	1,231,535	731	64.21
1,400,001 to 1,500,000	1	1,500,000	0.53	1,500,000	700	69.00
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

Net Mortgage Rates of the Mortgage Loans
Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.500 - 3.999	1	$222,807	0.08%	$222,807	691	50.00%
4.000 - 4.499	9	2,310,644	0.81	256,738	715	73.54
4.500 - 4.999	31	8,676,863	3.04	279,899	718	72.95
5.000 - 5.499	163	44,742,739	15.69	274,495	722	75.83
5.500 - 5.999	451	125,537,772	44.01	278,354	719	75.73
6.000 - 6.499	298	80,071,019	28.07	268,695	714	76.94
6.500 - 6.999	75	18,898,645	6.63	251,982	708	78.64
7.000 - 7.499	30	4,772,234	1.67	159,074	709	84.43
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,569	717	76.30%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans will be approximately 5.8647% per annum.

Mortgage Rates of the Mortgage Loans
Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	1	$222,807	0.08%	$222,807	691	50.00%
4.500 - 4.999	9	2,310,644	0.81	256,738	715	73.54
5.000 - 5.499	45	12,617,232	4.42	280,383	718	74.54
5.500 - 5.999	285	79,540,168	27.89	279,088	723	75.21
6.000 - 6.499	416	114,337,675	40.09	274,850	717	76.05
6.500 - 6.999	238	63,735,963	22.35	267,798	711	77.67
7.000 - 7.499	53	11,030,463	3.87	208,122	706	81.21
7.500 - 7.999	11	1,437,772	0.50	130,707	709	82.26
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,569	717	76.30%

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 6.1690% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans
Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score
00.01 - 50.00	37	$9,579,654	3.36%	$258,910	730
50.01 - 55.00	11	2,628,749	0.92	238,977	682
55.01 - 60.00	23	7,242,908	2.54	314,909	726
60.01 - 65.00	34	12,444,582	4.36	366,017	727
65.01 - 70.00	63	22,800,926	7.99	361,919	708
70.01 - 75.00	86	25,363,268	8.89	294,922	710
75.01 - 80.00	717	187,956,918	65.90	262,144	716
80.01 - 85.00	6	1,402,345	0.49	233,724	688
85.01 - 90.00	58	10,708,891	3.75	184,636	735
90.01 - 95.00	23	5,104,482	1.79	221,934	745
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,569	717

The weighted average loan-to-value ratio at origination of the mortgage loans will be approximately 76.30%.

Geographic Distribution of Mortgaged Properties of the Mortgage Loans
State	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alaska	6	$1,433,860	0.50%	$238,977	721	80.00%
Alabama	8	1,647,418	0.58	205,927	718	81.72
Arkansas	2	313,200	0.11	156,600	673	80.00
Arizona	70	18,823,025	6.60	268,900	709	77.70
California	212	84,205,895	29.52	397,198	714	75.35
Colorado	63	12,532,709	4.39	198,932	718	78.49
Connecticut	9	2,431,617	0.85	270,180	739	73.05
District of Columbia	10	3,507,798	1.23	350,780	744	78.48
Delaware	1	138,000	0.05	138,000	663	59.00
Florida	115	25,444,445	8.92	221,256	720	75.35
Georgia	21	3,918,651	1.37	186,602	712	79.00
Iowa	4	495,589	0.17	123,897	724	80.00
Idaho	11	1,745,372	0.61	158,670	740	78.68
Illinois	26	6,549,300	2.30	251,896	687	75.53
Indiana	6	1,064,737	0.37	177,456	730	81.36
Kansas	3	441,250	0.15	147,083	727	85.18
Kentucky	5	666,360	0.23	133,272	711	77.19
Louisiana	5	577,803	0.20	115,561	734	83.18
Massachusetts	6	1,532,707	0.54	255,451	704	74.91
Maryland	35	11,737,049	4.11	335,344	690	75.98
Michigan	40	8,411,138	2.95	210,278	732	72.29
Minnesota	24	5,567,639	1.95	231,985	722	72.87
Missouri	13	2,428,300	0.85	186,792	722	76.40
Mississippi	2	222,119	0.08	111,060	736	80.00
Montana	1	278,100	0.10	278,100	770	90.00
North Carolina	11	1,817,778	0.64	165,253	724	82.17
Nebraska	2	328,750	0.12	164,375	700	86.25
New Hampshire	2	259,650	0.09	129,825	701	80.00
New Jersey	47	14,558,969	5.10	309,765	737	75.61
New Mexico	6	1,126,429	0.39	187,738	730	82.85
Nevada	25	7,252,475	2.54	290,099	720	78.93
New York	18	5,890,160	2.07	327,231	715	71.74
Ohio	12	1,608,699	0.56	134,058	731	77.23
Oregon	16	3,296,764	1.16	206,048	713	75.78
Pennsylvania	10	2,055,761	0.72	205,576	724	79.64
Rhode Island	4	1,040,850	0.36	260,213	734	83.97
South Carolina	15	4,342,083	1.52	289,472	747	68.74
South Dakota	1	182,070	0.06	182,070	694	80.00
Tennessee	7	1,062,509	0.37	151,787	706	78.63
Texas	14	1,935,865	0.68	138,276	720	81.32
Utah	11	2,056,853	0.72	186,987	735	78.43
Virginia	64	20,471,762	7.18	319,871	714	78.59
Vermont	1	259,715	0.09	259,715	747	80.00
Washington	87	18,143,028	6.36	208,541	723	76.84
Wisconsin	3	520,632	0.18	173,544	726	80.00
West Virginia	3	806,400	0.28	268,800	679	80.00
Wyoming	1	101,440	0.04	101,440	724	79.00
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

No more than 0.8% of the of the mortgage loans will be secured by mortgaged properties located in any one zip code area in Virginia and no more than 0.8% of the mortgage loans will be secured by mortgaged properties located in any one zip code area outside Virginia.

Mortgage Loan Purpose of the Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	671	$173,245,055	60.74%	$258,189	725	78.83%
Rate/Term Refinance	112	26,622,397	9.33	237,700	701	75.33
Equity Refinance	275	85,365,271	29.93	310,419	707	71.47
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

Mortgage Loan Documentation Types of the Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	410	$98,789,874	34.63%	$240,951	713	79.30%
Reduced Documentation	648	186,442,849	65.37	287,720	719	74.71
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

No more than 32.2% of such reduced loan documentation mortgage loans will be secured by mortgaged properties located in California. For purposes of the above table, reduced documentation includes mortgage loans which were underwritten under a no stated income or no income/no asset program.

Occupancy Types of the Mortgage Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	836	$232,992,740	81.69%	$278,699	713	76.59%
Second/Vacation	22	7,023,777	2.46	319,263	743	78.13
Non-Owner Occupied	200	45,216,206	15.85	226,081	736	74.53
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

Mortgaged Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	615	$164,729,118	57.75%	$267,852	716	75.76%
Planned Unit Developments (detached)	181	57,051,278	20.00	315,200	711	76.59
Condo Low-Rise (less than 5 stories)	140	32,456,898	11.38	231,835	725	77.71
Two-to-four family units	56	15,005,794	5.26	267,961	729	75.06
Planned Unit Developments (attached)	43	11,013,401	3.86	256,126	721	78.33
Condo High-Rise (9 stories or more)	7	1,861,508	0.65	265,930	717	81.23
Condo Mid-Rise (5 to 8 stories)	8	1,793,360	0.63	224,170	755	80.40
Townhouse	8	1,321,366	0.46	165,171	720	81.51
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

Note Margins of the Mortgage Loans
Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.875	5	$1,853,106	0.65%	$370,621	747	79.69%
2.250	245	70,770,951	24.81	288,861	713	77.38
2.350	2	807,390	0.28	403,695	670	75.00
2.450	2	328,260	0.12	164,130	720	80.00
2.500	2	624,000	0.22	312,000	711	72.95
2.750	57	16,551,809	5.80	290,383	709	73.82
3.250	673	171,821,351	60.24	255,307	719	76.29
3.500	71	21,630,857	7.58	304,660	723	74.97
5.000	1	845,000	0.30	845,000	747	65.00
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

As of the cut-off date, the weighted average note margin of the mortgage loans will be approximately 2.9830% per annum.

Maximum Mortgage Rates of the Mortgage Loans
Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
10.000 - 10.999	118	$33,955,493	11.90%	$287,758	722	74.81%
11.000 - 11.999	437	115,390,554	40.45	264,052	717	75.55
12.000 - 12.999	460	127,196,823	44.59	276,515	717	77.02
13.000 - 13.999	43	8,689,853	3.05	202,090	706	81.61
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

As of the cut-off date, the weighted average maximum mortgage rate of the mortgage loans will be approximately 11.8528% per annum.

Minimum Mortgage Rates of the Mortgage Loans
Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
1.000 - 1.999	5	$1,853,106	0.65%	$370,621	747	79.69%
2.000 - 2.999	306	87,977,510	30.84	287,508	713	76.77
3.000 - 3.999	742	192,834,933	67.61	259,885	719	76.14
5.000 - 5.999	3	1,493,094	0.52	497,698	734	70.08
6.000 - 6.999	2	1,074,080	0.38	537,040	654	69.76
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

As of the cut-off date, the weighted average minimum mortgage rate of the mortgage loans will be approximately 3.0032% per annum.

Next Interest Rate Adjustment Dates of the Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
June 2007	1	$252,000	0.09%	$252,000	737	80.00%
September 2007	1	297,626	0.10	297,626	792	70.00
December 2007	1	199,000	0.07	199,000	699	80.00
March 2008	2	423,661	0.15	211,831	707	80.00
April 2008	11	4,614,955	1.62	419,541	713	76.13
May 2008	11	2,780,212	0.97	252,747	714	75.19
June 2008	12	4,491,974	1.57	374,331	718	74.97
July 2008	18	5,443,736	1.91	302,430	747	71.91
August 2008	11	2,821,927	0.99	256,539	725	76.32
September 2008	49	13,688,257	4.80	279,352	722	79.34
October 2008	141	38,525,149	13.51	273,228	726	77.80
November 2008	223	56,499,406	19.81	253,361	712	77.85
July 2009	1	192,594	0.07	192,594	781	64.00
September 2009	1	146,628	0.05	146,628	622	75.00
December 2009	1	54,750	0.02	54,750	626	75.00
March 2010	1	104,900	0.04	104,900	664	70.00
April 2010	3	815,090	0.29	271,697	705	76.71
May 2010	6	1,579,915	0.55	263,319	722	74.79
June 2010	22	5,380,846	1.89	244,584	734	78.03
July 2010	8	1,430,670	0.50	178,834	700	76.82
August 2010	12	2,909,006	1.02	242,417	731	75.57
September 2010	31	8,684,112	3.04	280,133	715	68.46
October 2010	103	28,692,652	10.06	278,569	714	76.15
November 2010	226	60,075,689	21.06	265,822	713	76.42
January 2012	1	156,450	0.05	156,450	699	52.00
April 2012	1	344,000	0.12	344,000	627	80.00
May 2012	2	634,680	0.22	317,340	684	70.58
June 2012	11	3,005,428	1.05	273,221	693	80.91
July 2012	2	386,479	0.14	193,240	761	80.00
August 2012	4	847,542	0.30	211,886	762	80.00
September 2012	6	2,030,713	0.71	338,452	724	78.72
October 2012	31	7,425,186	2.60	239,522	704	68.46
November 2012	104	30,297,488	10.62	291,322	721	74.64
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,569	717	76.30%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the mortgage loans will be approximately 52 months.

Indices of the Mortgage Loans
Index	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to- Value Ratio
ONE YR LIBOR	793	$201,594,193	70.68%	$254,217	717	76.72%
SIX MO LIBOR	264	83,487,770	29.27	316,242	718	75.29
One-Year Treasury	1	150,760	0.05	150,760	719	80.00
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

Remaining Term to Maturity of the Mortgage Loans
Remaining Term (months)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
343	1	$252,000	0.09%	$252,000	737	80.00%
344	1	192,594	0.07	192,594	781	64.00
346	2	444,254	0.16	222,127	736	71.65
349	2	253,750	0.09	126,875	683	78.92
350	1	156,450	0.05	156,450	699	52.00
352	3	528,561	0.19	176,187	698	78.02
353	15	5,774,045	2.02	384,936	707	76.44
354	19	4,994,807	1.75	262,885	713	74.48
355	45	12,878,249	4.51	286,183	719	77.64
356	28	7,260,886	2.55	259,317	739	73.31
357	27	6,578,475	2.31	243,647	732	76.46
358	86	24,403,082	8.56	283,757	720	75.41
359	275	74,642,987	26.17	271,429	719	76.23
360	553	146,872,584	51.49	265,592	714	76.60
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

First Interest Rate Cap of the Mortgage Loans

First Interest Rate Cap (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000	378	$96,096,973	33.69%	$254,225	715	77.65%
3.000	22	7,358,587	2.58	334,481	706	78.90
4.000	1	800,000	0.28	800,000	758	80.00
5.000	341	88,789,945	31.13	260,381	714	75.82
6.000	316	92,187,219	32.32	291,732	723	75.12
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

Periodic Rate Caps of the Mortgage Loans
Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000	131	$42,714,892	14.98%	$326,068	713	74.35%
2.000	926	242,193,832	84.91	261,548	718	76.64
6.000	1	324,000	0.11	324,000	682	80.00
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%

Amortization Type of the Mortgage Loans
Amortization Type	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fully Amortizing	246	$54,299,682	19.04%	$220,730	716	74.64%
Initial Interest Only Period-3 Years	46	12,660,696	4.44	275,233	716	76.87
Initial Interest Only Period-5 Years	51	15,249,118	5.35	299,002	700	75.42
Initial Interest Only Period-7 Years	17	5,781,591	2.03	340,094	733	74.06
Initial Interest Only Period-10 Years	698	197,241,638	69.15	282,581	718	76.86
Total, Average or Weighted Average	1,058	$285,232,724	100.00%	$269,596	717	76.30%